                          Prospectus dated May 1, 2004

                                for interests in
                     John Hancock Variable Annuity Account U

                       Interests are made available under

                     SIGNATURE IMMEDIATE VARIABLE ANNUITY I

                an immediate variable annuity contract issued by

              JOHN HANCOCK LIFE INSURANCE COMPANY ("John Hancock")

The contract enables you to earn investment-based returns in the following variable investment options:

VARIABLE INVESTMENT OPTIONS:           UNDERLYING FUND MANAGED BY:
----------------------------           ---------------------------
 EQUITY OPTIONS:
  Equity Index . . . . . . . . .        SSgA Funds Management, Inc.
  Large Cap Value  . . . . . . .        T. Rowe Price Associates, Inc.
  Large Cap Growth . . . . . . .        Independence Investment LLC
  Earnings Growth  . . . . . . .        Fidelity Management & Research Company
  Growth & Income  . . . . . . .        Independence Investment LLC and T. Rowe Price
                                         Associates, Inc.
  Fundamental Value. . . . . . .        Wellington Management Company, LLP
  Mid Cap Value B. . . . . . . .        T. Rowe Price Associates, Inc.
  Mid Cap Growth . . . . . . . .        Wellington Management Company, LLP
  Small Cap Emerging Growth. . .        Wellington Management Company, LLP
  International Equity Index . .        SSgA Funds Management, Inc.
  Overseas Equity B. . . . . . .        Capital Guardian Trust Company
  Real Estate Equity . . . . . .        RREEF America LLC and Van Kampen (a registered
                                         trade name of Morgan Stanley Investment Management
                                         Inc.)

 BALANCED OPTIONS:
  Managed. . . . . . . . . . . .        Independence Investment LLC and Capital Guardian
                                         Trust Company

 BOND & MONEY MARKET
  OPTIONS:
  Short-Term Bond. . . . . . . .        Independence Investment LLC
  Bond Index . . . . . . . . . .        Standish Mellon Asset Management Company LLC
  Active Bond  . . . . . . . . .        John Hancock Advisers, LLC, Pacific Investment
                                         Management Company LLC and Declaration Management
                                         & Research Company
  High Yield Bond. . . . . . . .        Wellington Management Company, LLP
  Global Bond. . . . . . . . . .        Capital Guardian Trust Company
  Money Market . . . . . . . . .        Wellington Management Company, LLP

     The investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete investment options in the future. You may use up to four investment options at any one time.

     When you select one or more of these investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Series Fund"). In this prospectus, the investment options of the Series Fund are referred to as "funds". In the prospectuses for the Series Fund, the investment options may also be referred to as "funds," "portfolios" or "series."

     The Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each investment option you select will depend on those of the corresponding fund of the Series Fund. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for the Series Fund. The Series Fund prospectus contains detailed information about each available fund. Be sure to read that prospectus before selecting any of the investment options shown on page 1.



                      JOHN HANCOCK ANNUITY SERVICING OFFICE


                                 MAIL DELIVERY:

                            Annuities Division, T-24

                              200 Clarendon Street

                                Boston, MA 02117


                           PHONE:   1-800-624-5155

                           FAX:     1-617-572-9273


     Contracts are not deposits or obligations of, or insured, endorsed, or guaranteed by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, entity or person, other than John Hancock. They involve investment risks including the possible loss of principal.

********************************************************************************

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS


     This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract. We have arranged the prospectus in the following way:

        .    The first section contains an "INDEX OF KEY WORDS."

        . Behind the index is the "FEE TABLES." This section highlights the various fees and expenses you will pay directly or indirectly, if you purchase a contract.

        . The next section is called "BASIC INFORMATION." It contains basic information about the contract presented in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

        . Behind the Basic Information is "ADDITIONAL INFORMATION." This section gives more details about the contract. It generally does not repeat information contained in the Basic Information.

     The Series Fund's prospectus is attached at the end of this prospectus. You should save the prospectus for future reference.

                                IMPORTANT NOTICES

This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

We've also filed with the SEC a "Statement of Additional Information." This Statement contains detailed information not included in the prospectus. Although a separate document from this prospectus, the Statement of Additional Information has the same legal effect as if it were a part of this prospectus. We will provide you with a free copy of the Statement upon your request. To give you an idea what's in the Statement, we have included a copy of the Statement's table of contents on page 28.

The contract is not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                               INDEX OF KEY WORDS

     We define or explain each of the following key words used in this prospectus on the pages shown below:

  KEY WORD                                               PAGE

  Annuitant.............................................  9
  Annuity payment.......................................  9
  Assumed interest rate.................................  10
  Contract year.........................................  9
  Date of issue.........................................  9
  Funds.................................................  2
  Investment options....................................  1
  Owner.................................................  9
  Payee.................................................  9
  Premium payment.......................................  9
  Pricing date..........................................  10
  Series Fund...........................................  2

                                   FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING A SIGNATURE IMMEDIATE VARIABLE ANNUITY I CONTRACT. THE FIRST TABLE DESCRIBES THE CHARGES THAT YOU WILL PAY AT THE TIME THAT YOU TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED AT THE TIME YOU BUY THE CONTRACT.


-------------------------------------------------------------------------------
 CONTRACTOWNER TRANSACTION EXPENSES     SIGNATURE IMMEDIATE VARIABLE ANNUITY I
-------------------------------------------------------------------------------
 Maximum transfer charge/1/                              $25
-------------------------------------------------------------------------------

1) This charge is not currently imposed, but we reserve the right to do so if you request a transfer of assets from one investment option to another investment option more than 4 times a year. See our response to the question "How can I change my selected investment options?" in the Basic Information section of this prospectus.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE FEES AND EXPENSES PAID AT THE FUND LEVEL.


-------------------------------------------------------------------------------
                                       SIGNATURE IMMEDIATE VARIABLE ANNUITY I
-------------------------------------------------------------------------------
 Separate Account Annual Expenses (as a
 percentage of average account
 value)/2/

  Mortality and Expense Risk Charge                        0.65%

  Administrative Services Charge                           0.20%
                                                           -----
Total Separate Account Annual Expenses                     0.85%
-------------------------------------------------------------------------------

2) This charge is the maximum annual contract expense that we may charge if you purchase the contract. We may charge less from time to time. See our response to the question "To what extent can John Hancock vary the terms and conditions of the contracts?" in the Basic Information section of this prospectus.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME YOU OWN A SIGNATURE IMMEDIATE VARIABLE ANNUITY CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE SERIES FUND'S PROSPECTUS.


-------------------------------------------------------------------------------
   TOTAL ANNUAL FUND OPERATING EXPENSES         MINIMUM           MAXIMUM
-------------------------------------------------------------------------------
 Range of expenses that are deducted from        0.21%             1.44%
 fund assets, including management fees,
 distribution and/or service (12b-1)
 fees, and other expenses
-------------------------------------------------------------------------------

THE NEXT TABLE DESCRIBES FUND LEVEL FEES AND EXPENSES FOR EACH OF THE FUNDS, AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE SERIES FUND.

-------- ------------------------------------------------------------------------------------------------------------------
                                                                                TOTAL FUND                     TOTAL FUND
                                              DISTRIBUTION    OTHER OPERATING   OPERATING                      OPERATING
                                 INVESTMENT        AND           EXPENSES        EXPENSES                       EXPENSES
                                 MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
FUND NAME                            FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------
JOHN HANCOCK VARIABLE SERIES
 TRUST I - NAV CLASS SHARES
 (NOTE 1):
----------------------------------------------------------------------------------------------------------------------------
Equity Index . . . . . . . . .     0.13%           N/A             0.08%           0.21%          0.00%           0.21%
----------------------------------------------------------------------------------------------------------------------------
Large Cap Value. . . . . . . .     0.75%           N/A             0.07%           0.82%          0.00%           0.82%
----------------------------------------------------------------------------------------------------------------------------
Large Cap Growth . . . . . . .     0.80%           N/A             0.06%           0.86%          0.00%           0.86%
----------------------------------------------------------------------------------------------------------------------------
Earnings Growth. . . . . . . .     0.96%           N/A             0.11%           1.07%          0.01%           1.06%
----------------------------------------------------------------------------------------------------------------------------
Growth & Income. . . . . . . .     0.67%           N/A             0.06%           0.73%          0.00%           0.73%
----------------------------------------------------------------------------------------------------------------------------
Fundamental Value  . . . . . .     0.79%           N/A             0.11%           0.90%          0.01%           0.89%
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Value B. . . . . . . .     1.05%           N/A             0.14%           1.19%          0.04%           1.15%
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth . . . . . . . .     0.96%           N/A             0.10%           1.06%          0.00%           1.06%
----------------------------------------------------------------------------------------------------------------------------
Small Cap Emerging Growth. . .     1.01%           N/A             0.20%           1.21%          0.10%           1.11%
----------------------------------------------------------------------------------------------------------------------------
International Equity Index . .     0.17%           N/A             0.05%           0.22%          0.00%           0.22%
----------------------------------------------------------------------------------------------------------------------------
Overseas Equity B. . . . . . .     1.13%           N/A             0.31%           1.44%          0.00%           1.44%
----------------------------------------------------------------------------------------------------------------------------
Real Estate Equity . . . . . .     0.98%           N/A             0.09%           1.07%          0.00%           1.07%
----------------------------------------------------------------------------------------------------------------------------
Managed. . . . . . . . . . . .     0.68%           N/A             0.06%           0.74%          0.00%           0.74%
----------------------------------------------------------------------------------------------------------------------------
Short-Term Bond. . . . . . . .     0.60%           N/A             0.07%           0.67%          0.00%           0.67%
----------------------------------------------------------------------------------------------------------------------------
Bond Index . . . . . . . . . .     0.14%           N/A             0.10%           0.24%          0.00%           0.24%
----------------------------------------------------------------------------------------------------------------------------
Active Bond. . . . . . . . . .     0.61%           N/A             0.09%           0.70%          0.00%           0.70%
----------------------------------------------------------------------------------------------------------------------------
High Yield Bond. . . . . . . .     0.80%           N/A             0.15%           0.95%          0.05%           0.90%
----------------------------------------------------------------------------------------------------------------------------
Global Bond. . . . . . . . . .     0.85%           N/A             0.13%           0.98%          0.00%           0.98%
----------------------------------------------------------------------------------------------------------------------------
Money Market . . . . . . . . .     0.25%           N/A             0.06%           0.31%          0.00%           0.31%
----------------------------------------------------------------------------------------------------------------------------

Note 1. Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund (other than the International Equity Index, Overseas Equity B and Global Bond funds) when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. The agreements will remain in effect until May 1, 2005, and may be renewed each year thereafter by JHVST. Percentages shown for the Overseas Equity B fund are calculated as if the current management fee schedule, which applies to this fund effective May 1, 2004, was in effect for all of 2003. The percentages shown for the International Equity Index Fund reflect (a) the discontinuance of John Hancock's agreement to reimburse the fund for "other fund expenses" in 2003 that exceeded 0.10% of the fund's average daily net assets and (b) the custodian's agreement, effective April 1, 2004, to reduce its fees for this fund. The percentages shown for the Overseas Equity B and Global Bond funds reflect the discontinuance of John Hancock's agreement to reimburse each of these funds for "other fund expenses" in 2003 that exceeded 0.10% of the fund's average daily net assets.

Examples

THE FOLLOWING EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN A SIGNATURE IMMEDIATE VARIABLE ANNUITY CONTRACT WITH THE COST OF INVESTING IN OTHER IMMEDIATE VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE THE SEPARATE ACCOUNT ANNUAL EXPENSES AND THE TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS THAT ARE IMPOSED ON THE RESERVES WE HOLD IN THE SEPARATE ACCOUNT TO FUND YOUR ANNUITY PAYMENTS. THE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, AND WILL BE DIFFERENT FOR OTHER ANNUITY PAYMENT OPTIONS, AGES AND SEX.

THE FIRST EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN AN AN IMMEDIATE LIFE ANNUITY ON A 65-YEAR OLD FEMALE WITH PAYMENTS GUARANTEED FOR 20 CONTRACT YEARS USING AN "ASSUMED INTEREST RATE" OF 3.5%, AND THE FIRST ANNUITY PAYMENT STARTS ON THE DATE OF ISSUE. THE EXAMPLE ALSO ASSUMES THE MAXIMUM FEES AND EXPENSES OF ANY OF THE FUNDS AND THAT THE FUNDS HAVE A 5% RETURN EACH YEAR THROUGHT THE PERIOD SHOWN.

ALTHOUGH ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, THE COSTS WOULD BE:

Signature Immediate Variable Annuity I - maximum fund-level total operating expenses

                                    1 YEAR  3 YEARS  5 YEARS   10 YEARS
------------------------------------------------------------------------
 SEPARATE ACCOUNT AND FUND LEVEL
 EXPENSES AT THE END OF PERIOD ON    $43     $124     $196       $342
 IMMEDIATE ANNUITY RESERVES:
------------------------------------------------------------------------

THE NEXT EXAMPLE ALSO ASSUMES THAT YOU INVEST $10,000 IN AN AN IMMEDIATE LIFE ANNUITY ON A 65-YEAR OLD FEMALE WITH PAYMENTS GUARANTEED FOR 20 CONTRACT YEARS USING AN "ASSUMED INTEREST RATE" OF 3.5%, AND THE FIRST ANNUITY PAYMENT STARTS ON THE DATE OF ISSUE. THIS EXAMPLE ALSO ASSUMES THAT THE FUNDS HAVE A 5% RETURN EACH YEAR THROUGHT THE PERIOD SHOWN, BUT IT ASSUMES THE MINIMUM FEES AND EXPENSES OF ANY OF THE FUNDS.

ALTHOUGH ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, THE COSTS WOULD BE:

Signature Immediate Variable Annuity I - minimum fund-level total operating expenses

                                    1 YEAR  3 YEARS  5 YEARS   10 YEARS
------------------------------------------------------------------------
 SEPARATE ACCOUNT AND FUND LEVEL
 EXPENSES AT THE END OF PERIOD ON    $10      $32      $52       $96
 IMMEDIATE ANNUITY RESERVES:
------------------------------------------------------------------------

     For further information on how we compute the amount of each annuity payment, see the section entitled "Annuity Purchase Rates" and our response to the question "How will the value of my annuity payment change over time" in the Basic Information section of this prospectus.

                                BASIC INFORMATION

     This "Basic Information" section provides answers to commonly asked questions about the contract. Here are the page numbers where the questions and answers appear:

  QUESTION                                             STARTING ON PAGE
  --------                                             ----------------

What is the contract?. . . . . . . . . . . . . . . . .          9

Who owns the contract? . . . . . . . . . . . . . . . .          9

Who is the annuitant? Who is the payee?. . . . . . . .          9

How can I buy a contract?. . . . . . . . . . . . . . .          9

How will the value of my annuity payment change
 over time?. . . . . . . . . . . . . . . . . . . . . .          10

What annuity benefits does the contract provide? . . .          11

What are the tax consequences of owning a contract?. .          13

To what extent can John Hancock vary the terms and
 conditions of the contracts?. . . . . . . . . . . . .          13

How can I change my selected investment options? . . .          13

What fees and charges will be deducted from my
 contract? . . . . . . . . . . . . . . . . . . . . . .          14

What happens if the annuitant dies?. . . . . . . . . .          15

Can I return my contract?. . . . . . . . . . . . . . .          15

WHAT IS THE CONTRACT?

     The contract is a single premium immediate variable annuity contract. An "annuity contract" provides a person with a series of periodic payments, and each of these payments is called an annuity payment. Under a "variable" annuity contract, the amount of each annuity payment will increase or decrease based upon the value of the investment options you have chosen.

     This is an "immediate" variable annuity contract because we start making annuity payments on the last business day of the month that coincides with your contract's date of issue. (If your contract's date of issue is the last business day of a month, however, we start making annuity payments on the first business day of the following month.) The date of issue is the later of (a) the date we approve your application and (b) the date we receive your single premium. By "single premium," we mean that you pay only one lump sum to purchase the contract.

     We measure the years and anniversaries of your contract from its date of issue. We use the term "contract year" to refer to each period of time between anniversaries of your contract's date of issue.

WHO OWNS THE CONTRACT?

     We designed this contract primarily for purchase by, or on behalf of, individuals who qualify for a distribution from their retirement plans. Unless the contract provides otherwise, each such individual is the owner of the contract and can exercise the rights under the contract, such as the right to choose the investment options. In writing this prospectus, we've assumed that you, the reader, are the person entitled to exercise the rights and obligations under discussion.

WHO IS THE ANNUITANT? WHO IS THE PAYEE?

     The annuitant is the person(s) upon whose life annuity payments will be based. The annuitant is the measuring person for the Life Annuity/No Refund and Life Income with 5, 10, or 20 years Guarantee Annuity options. The Annuitant and the Contingent Annuitant are the Measuring Persons for the Contingent Annuitant with Continuance Annuity options. The payee is the person who receives annuity payments from us. Unless the contract provides otherwise, you are both the annuitant and payee.

HOW CAN I BUY A CONTRACT?

Premium payment

     We call the investment you make in your contract the premium or premium payment. You need at least $50,000 to purchase a contract.

Applying for a contract

     An authorized representative of the broker-dealer through whom you purchase your contract will assist you in (1) completing an application for a contract and (2) transmitting it, along with your premium payment, to the John Hancock Annuity Servicing Office.

     Once we receive your premium and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If, for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

     We will not issue a contract if you are age 85 or older. We may waive this limit, however.

Ways to make premium payment

     Premium payments made by check or money order should be:

..    drawn on a U.S. bank,

..    drawn in U.S. dollars, and

..    made payable to "John Hancock."

     We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements.

     In certain circumstances, we will also accept your premium payment by exchange from another insurance company. You can find information about other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Annuity Servicing Office.

HOW WILL THE VALUE OF MY ANNUITY PAYMENT CHANGE OVER TIME?

     We use a measuring device called an "annuity unit" to help us compute the amount of each annuity payment from each of your selected investment options. Each investment option has its own annuity unit, with its own annuity unit value, for each "assumed interest rate."

     The NUMBER of annuity units used to compute your annuity payment from an investment option normally doesn't change while you receive annuity payments, unless you make a transfer from one investment option to another. Our initial determination of the number of annuity units for your contract uses an "annuity purchase rate" for the annuity payment option under which your annuity payments will be made. We discuss annuity purchase rates in more detail in response to the question "What annuity benefits does the contract provide?" We describe how we determine the number of annuity units in more detail in the Statement of Additional Information.

     The AMOUNT of each annuity payment normally will change based on the number of the contract's annuity units in an investment option times the value of one such unit as of the "pricing date" (explained below) for each annuity payment. Here's how it works:

  . we calculate the actual net investment return of the investment option (after deducting all charges) during the period between the "pricing date" used for determining the immediately previous annuity payment and the "pricing date" used for determining the current annuity payment. For your first annuity payment, however, we use the period between your contract's date of issue and its first "pricing date."

  . if that actual net investment return exceeds the "assumed interest rate" (explained below), the current payment will be larger than the previous one

  . if the actual net investment return is less than the assumed interest rate, the current payment will be smaller than the previous one.

If you change any investment options between pricing dates, we will calculate the actual net investment return of the existing investment option(s) up to the date of the transfer, and the actual net investment return of the new investment option(s) from the date of the transfer to the second pricing date.

       Pricing date

     We use the term pricing date to refer to the business day on which we determine the amount of an annuity payment. The pricing date for the first annuity payment is generally the second to last business day of the month in which we issue your annuity contract. The pricing date for each annuity payment after that, unless we approve otherwise, is the second to last business day of the month in which the annuity payment is scheduled.

       Assumed interest rate

     The assumed interest rate is 3 1/2% per year, unless you elect an assumed interest rate of 5% on your application (provided the higher rate is available in your state). If you elect the higher assumed interest rate, your initial annuity payment will also be higher. Eventually, however, the annuity payments may be smaller than if you had elected the lower assumed interest rate.

WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE?

Annuity payment options

     You select the annuity payment option in your application for the contract from among the following:

       Life Annuity/No Refund

     Under this annuity payment option, annuity payments are made to you during your lifetime. No further annuity payments are due after your date of death.

       Life Income with Payments Guaranteed for 5, 10, or 20 Contract Years

     Under this annuity payment option, annuity payments are made to you during your lifetime. If your date of death is within the selected guaranteed period, we will continue to make annuity payments to your designated beneficiary for the balance of that guaranteed period. Annuity payments to the beneficiary will be variable in amount, based on the then current value of the selected investment options, and the beneficiary will be able to change investment options during this period. If there is no surviving beneficiary at the time of your death, annuity payments will be made to your estate.

       Contingent Annuitant with continuance of 50%, 66 2/3%, 75%, or 100%

     Under this annuity payment option, annuity payments are made to you during your lifetime. After your date of death, we will continue to make annuity payments to your designated Contingent Annuitant for the remainder of the Contingent Annuitant's lifetime. If you elect a "continuance" rate of less than 100%, we will reduce the number of annuity units used to calculate these payments from each investment option that was selected and in effect immediately prior to your date of death. Annuity payments to the Contingent Annuitant will be variable in amount, based on the then current value of the selected investment options, and the Contingent Annuitant will be able to change investment options during this period. No payments are made to the Contingent Annuitant, however, if he or she predeceases you.

Frequency of annuity payments

     On your application, you select how frequently you want to receive annuity payments. You may schedule annuity payments to be paid on a monthly, quarterly, semi-annual or annual basis. The first annuity payment is generally made on the last business date of the month in which we issue your policy. After that, unless we approve otherwise, annuity payments are paid to you:

 .  on the last business day of every month for monthly annuity payments,

 . on the last business day of every 3/rd/ month for quarterly annuity payments,

 . on the last business day of every 6/th/ month for semi-annual annuity payments, or

 .  on the last business day of every 12/th/ month for annual annuity payments.

     Your selection will affect the number of annuity units we will use to determine the amount of your annuity payments. In general, we will use FEWER annuity units over a 12 month period for an investment option if your select LESS FREQUENT annuity payments.

Annuity purchase rates

     Your selections will affect the number of annuity units that we will use to determine the amount of your annuity payments. This is because, in most cases, annuity purchase rates vary by the age and gender of the annuitant, the selected annuity option, the selected frequency of annuity payments and the assumed interest rate. As a result, you will generally receive a lower annuity payment if you buy the contract at a younger age than you would if you bought the contract at a higher age. Similarly, because the rates differ by gender, annuity payments to a female will generally be lower (5% to 15%) than for males.

     We provide a more detailed explanation about the way we use annuity purchase rates to determine annuity units and annuity payment amounts in the Statement of Additional Information. In general, a HIGHER annuity purchase rate will result in a HIGHER number of annuity units for the same investment option.

     For example, assume you are aged 65 and want to purchase a monthly annuity in the form of a single life annuity/no refund or in the form of a single life income with annuity payments guaranteed for a selected period. For a male, the rates range from:

 . $5.84 for a life annuity/no refund and a 3.5% assumed interest rate ($6.74 for a 5.0% assumed interest rate where available), to

 . $5.79 for a life income with guaranteed period of 5 years and a 3.5% assumed interest rate ($6.68 for a 5.0% assumed interest rate where available), to

 . $5.63 for a life income with guaranteed period of 10 years and a 3.5% assumed interest rate ($6.49 for a 5.0% assumed interest rate where available), to

 . $5.05 for a life income with guaranteed period of 20 years and a 3.5% assumed interest rate ($5.87 for a 5.0% assumed interest rate where available).

For a female age 65, the rates for a single life annuity range from:

 . $5.28 for a life annuity/no refund and a 3.5% assumed interest rate ($6.17 for a 5.0% assumed interest rate where available), to

 . $5.25 for a life income with guaranteed period of 5 years and a 3.5% assumed interest rate ($6.13 for a 5.0% assumed interest rate where available), to

 . $5.17 for a life income with guaranteed period of 10 years and a 3.5% assumed interest rate ($6.04 for a 5.0% assumed interest rate where available), to

 . $4.84 for a life income with guaranteed period of 20 years and a 3.5% assumed interest rate ($5.68 for a 5.0% assumed interest rate where available).

     The annuity purchase rate for a "contingent" form of annuity payment differs from those for a single life annuity. A "contingent" form continues annuity payments after the first annuitant's death to the surviving annuitant until the survivor's death. For example, the rate for a male age 65 and a female age 65 under a "100% contingent" annuity is:

 . $4.67 for a contingent life annuity/no refund and a 3.5% assumed interest rate ($5.52 for a 5.0% assumed interest rate where available).

(Signature Immediate Variable Annuity contracts are not available in a "contingent" form of annuity payment with a guaranteed period of years.)

     You can find information about our current annuity purchase rates by contacting your John Hancock representative or by contacting the John Hancock Annuity Servicing office.

No changes permitted

     After your contract is issued, under our current administrative procedures we will NOT permit you:

 .  to change your selected annuity payment option,

 .  to change your selected frequency of annuity payments,

 . to change the selected guaranteed period under a Life Income with Payments Guaranteed for 5, 10 or 20 Years annuity payment option,

 . to change the designated Contingent Annuitant under a Contingent Annuitant with continuance of 50%, 66 2/3%, 75% or 100% annuity payment option, nor

 . to change the selected continuance rate under a Contingent Annuitant with continuance of 50%, 66 2/3%, 75% or 100% annuity payment option.

You should exercise care in selecting your annuity payment option choices.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

     If your contract is purchased with an "eligible rollover distribution" from a tax qualified retirement plan, we will issue your contract to qualify as an "IRA." Under current tax rules, federal income tax is not payable on the purchase transaction. You will be subject to income tax, however, on the full amount of each annuity payment.

     If your contract is NOT purchased with an "eligible rollover distribution," there may be income tax payable on any distribution used to pay for the contract. In addition, you may be able to exclude a portion of each annuity payment from income tax.

     Special rules apply with respect to contracts purchased as a result of a roll-over from another "IRA."

     We discuss tax withholding on annuity payments to you, as well as the terms "eligible rollover distribution" and "IRA" in the Tax Information section beginning on page 18.

TO WHAT EXTENT CAN JOHN HANCOCK VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

State law insurance requirements

     Insurance laws and regulations apply to us in every state in which our contracts are sold. As a result, various terms and conditions of your contract may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your contract or in endorsements attached to your contract.

Variations in charges or rates

     We may vary the charges and other terms of our contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the contracts. These include the types of variations discussed under "Certain changes" in the Additional Information section of this prospectus.

     We may also change our annuity purchase rates from time to time for contracts purchased on or after the date of the change.

HOW CAN I CHANGE MY SELECTED INVESTMENT OPTIONS?

Initial investment options

     When you apply for your contract, you specify the initial investment options that will be used to determine your annuity payments. You may use as many as 4 investment options at any one time.

Changing investment options

     Up to 4 times during each year of your contract, you may transfer, free of charge, all or part of the assets held in one investment option to any other investment option. Currently, we impose no charge for transfers of more than 4 per contract year, and count all transfers made on a single business day as 1 transfer. However, we reserve the right to impose a charge of up to $25 on any transfers in excess of 4 free transfers or to prohibit any such transfers altogether. If we do impose a charge, we will deduct it from your next annuity payment.

     You may NOT

 . make any transfer that would cause you to exceed the maximum of 4 investment options selected at one time, or

 . make any transfer over the life of the contract that would result in more than 99 investment options having been used.

This restriction on transfers will also apply to your designated beneficiary or Contingent Annuitant.

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

Procedure for changing investment options

     You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the John Hancock Annuity Servicing Office at the address shown on page 2.

     Your request should include

 .  your name,

 .  your daytime telephone number,

 .  the contract number,

 .  the names of the investment options being transferred to and from each, and

 .  the percent to be transferred from each.

The request becomes effective on the day following our receipt of your request, in proper form, at the John Hancock Annuity Servicing Office.

Telephone and facsimile transactions

     If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning or by faxing us at the John Hancock Annuity Servicing Office. Any fax request should include your name, daytime telephone number, contract number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures may include requiring personal identification, recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

Mortality and expense risk charge

     We deduct a daily charge that compensates us primarily for mortality and expense risks that we assume under the contracts. On an annual basis, the maximum charge equals .65% of the value of the assets we have allocated to the investment options that support your variable annuity payments. We may charge you less.

     In return for mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to a pay greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less. We may charge you less.

Administrative services charge

     We deduct a daily charge for administrative and clerical services that the contracts require us to provide. On an annual basis, the maximum charge equals 0.20% of the value of the assets you have allocated to the Investment options. We may charge you less.

Premium taxes

     We make deductions for any applicable taxes based on the amount of a premium payment. This is usually called a "premium tax." Currently, certain local jurisdictions assess a premium tax of up to 5% of each premium payment.

WHAT HAPPENS IF THE ANNUITANT DIES?

     If the annuitant dies before we have made the first annuity payment, we will return the premium and the contract will be void.

     If the annuitant dies after we have made the first annuity payment, we may make additional annuity payments depending on the annuity payment option selected. We describe the annuity options above, in response to the question "What annuity benefits does the contract provide?"

CAN I RETURN MY CONTRACT?

     In most cases, you have the right to cancel your contract within 10 days (or longer in some states) after you receive it. To cancel your contract, simply deliver or mail it to:

       .  the address shown on page 2, or

       .  the John Hancock representative who delivered the contract to you.

     In most states, you will receive a refund equal to the total value of your contract on the date of cancellation, increased by any charges for premium taxes deducted by us to that date. In some states, or if your contract was issued as an "IRA," you will receive a refund of the premium you have paid, less any payments we have made. The date of cancellation will be the date we receive the contract.

     Immediate annuity contracts cannot be surrendered for value after the right to cancel period ends, nor do we permit annuity payments to be accelerated or changed in any manner.

                             ADDITIONAL INFORMATION


  This section of the prospectus provides additional information that is not contained in the Basic Information section.

  CONTENTS OF THIS SECTION                              STARTING ON PAGE

  Description of John Hancock................................. 17

  Who should purchase a contract.............................. 17

  How we support the investment options....................... 18

  Investment option valuation procedures...................... 18

  Assignment, change of ownership or beneficiaries............ 18

  Tax information............................................. 18

  Performance information..................................... 25

  Reports..................................................... 26

  Voting privileges........................................... 26

  Certain changes............................................. 26

  Distribution of contracts................................... 27

  Experts..................................................... 27

  Registration statement...................................... 28

  Appendix - Illustrative annuity payment tables.............. 29

DESCRIPTION OF JOHN HANCOCK

     We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and the District of Columbia. As of December 31, 2003, our assets were approximately $96 billion.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.


WHO SHOULD PURCHASE A CONTRACT?

     We designed the contract primarily for individuals who are about to start receiving their retirement benefits. The contracts may be purchased with distributions from plans and trusts that qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"), such as:

 .  pension or profit-sharing plans qualified under section 401(a) of the Code;

 . annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations;

 . traditional individual retirement account plans or traditional individual retirement annuity plans (together, "IRAs" or "traditional IRAs") satisfying the requirements of Section 408 of the Code;

 .  SIMPLE IRA plans adopted under Section 408(p) of the Code; and

 . Simplified Employee Pension plans ("SEPs") adopted under Section 408(k)of the Code.

     When a contract is issued with distributions from a tax-qualified plan it becomes subject to special tax law requirements. Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. (Some such requirements may also apply to certain retirement plans that are not tax-qualified.)

     We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to your retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

     The contract may be also be purchased with amounts from other sources, including distributions from plans and trusts that do not qualify for special tax treatment under the Code. We provide general federal income tax information for contracts not purchased with distributions from a tax qualified retirement plan beginning on page 18.

     The annuity purchase rates under this contract are on a gender distinct basis.

HOW WE SUPPORT THE INVESTMENT OPTIONS

     We hold the fund shares that support our investment options in John Hancock Variable Annuity Account U (the "Account"), a separate account established by John Hancock under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

     The Account's assets, including the Series Fund's shares, belong to John Hancock. Each contract provides that amounts we hold in the Account pursuant to the contracts cannot be reached by any other persons who may have claims against us.

     All of John Hancock's general assets also support John Hancock's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all John Hancock's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

INVESTMENT OPTION VALUATION PROCEDURES

     We compute the net investment return and annuity unit values for each investment option as of the end of each business day. A business day is any day on which the New York Stock Exchange is open for regular trading. Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

ASSIGNMENT, CHANGE OF OWNERSHIP OR BENEFICIARIES

     The contracts cannot be sold, assigned, discounted, or pledged as collateral. You cannot change the owner of the contract during your lifetime.

     Upon your death:

 . under the Life Income with 5, 10, or 20 Years Guaranteed annuity payment option, the beneficiary becomes the owner for the remainder of the selected guaranteed period, and

 . under the Contingent Annuitant with continuance of 50%, 66 2/3%, 75%, or 100%, the Contingent Annuitant, if then living, becomes the owner for the remainder of his or her lifetime.

     If you have selected the Life Income with 5, 10, or 20 Years Guaranteed annuity payment option, you may change the beneficiary by written notice. Changes of beneficiary will take effect when we receive them, whether or not you are then alive. However, these changes are subject to certain other conditions.

TAX INFORMATION

Our income taxes

     We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

     The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account.
 Currently, we do not anticipate making a charge of such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Contracts not purchased to fund a tax qualified plan

 Undistributed gains

     We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you.

     However, a contract owned other than by a natural person (e.g., corporations, partnerships, limited liability companies and other such entities) does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned.

 Annuity payments

     When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to you, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

     The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

 Surrenders, withdrawals and death benefits

     When we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a single sum payment can occur, for example, if you surrender your contract before the date of maturity or if no annuity payment option is selected for a death benefit payment.

     When you take a partial withdrawal from a contract before the date of maturity, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your contract exceeds the investment in the contract, the excess will be considered "gain" and the withdrawal will be taxable as ordinary income up to the amount of such "gain". Taxable withdrawals may also be subject to the special penalty tax for premature withdrawals as explained below. When only the investment in the contract remains, any subsequent withdrawal made before the date of maturity will be a tax-free return of investment. If you assign or pledge any part of your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

     For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by us or our affiliates to the owner within the same calendar year will be treated as if we issued a single contract.

     All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your "investment in the contract."

     Under the Code, an annuity must provide for certain required distributions. For example, if the owner dies on or after the maturity date, and before the entire annuity value has been paid, the remaining value must be distributed at least as rapidly as under the method of distribution being used at the date of the owner's death. We discuss other distribution requirements in the preceding section entitled "Distribution requirements following death of owner."

 Penalty for premature withdrawals

     The taxable portion of any withdrawal, single sum payment and certain death benefit payment may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

 Puerto Rico annuity contracts not purchased to fund a tax qualified plan

     Under the Puerto Rico tax laws, distributions from a contract not purchased to fund a tax qualified plan ("Non-Qualified Contract") before annuitization are treated as non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions are fully taxable. Distributions after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified
Contract is included in gross income.   Puerto Rico does not currently impose an
early withdrawal penalty tax. Generally, Puerto Rico does not require income tax to be withheld from distributions of income.

Diversification requirements

     Each of the funds of the Series Fund intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

     The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

Contracts purchased for a tax qualified plan

     We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a tax-qualified plan, and contains rules to limit the amount you can contribute to all of your tax-qualified plans. Trustees and administrators of tax qualified plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from tax qualified plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

     The Code generally requires tax-qualified plans (other than Roth IRAs) to begin making annual distributions of at least a minimum amount each year after a specified point. For example, minimum distributions to an employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires. On the other hand, distributions from a traditional IRA, SIMPLE IRA or SEP IRA must begin no later than April 1 of the year following the year in which the contract owner attains age 70 1/2. The minimum amount of a distribution and the time when distributions start will vary by plan.

 Tax-free rollovers

     For tax years beginning in 2002, if permitted under your plans, you may make a tax-free rollover from:

 .  a traditional IRA to another traditional IRA,

 . a traditional IRA to another tax-qualified plan, including a Section 403(b) plan

 . any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) to a traditional IRA,

 . any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax exempt organization) to another tax-qualified plan, including a roll-over of amounts from your prior plan derived from your "after-tax" contributions from "involuntary" distributions,

 . a Section 457 deferred compensation plan maintained by a tax-exempt organization to another Section 457 deferred compensation plan maintained by a tax-exempt organization and

 . a traditional IRA to a Roth IRA, subject to special restrictions discussed below.

     In addition, if your spouse survives you, he or she is permitted to rollover your tax-qualified retirement account to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse' plan.

  Traditional IRAs

     Annual contribution limit. A traditional individual retirement annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of:

..  100% of compensation includable in your gross income, or

.. the IRA annual limit for that tax year. For tax years beginning in 2002, 2003 and 2004, the annual limit is $3,000 per year. For tax years beginning in 2005, 2006 and 2007, the annual limit is $4,000 per year and, for the tax year beginning in 2008, the annual limit is $5,000. After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

     Catch-Up Contributions. An IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

     Spousal IRA. You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation).

     Deductibility of contributions. You may be entitled to a full deduction, a partial deduction or no deduction for your traditional IRA contribution on your federal income tax return.

     The amount of your deduction is based on the following factors:

.. whether you or your spouse is an active participant in an employer sponsored retirement plan,

..  your federal income tax filing status, and

..  your "Modified Adjusted Gross Income."

     Your traditional IRA deduction is subject to phase out limits, based on your Modified Adjusted Gross Income, which are applicable according to your filing status and whether you or your spouse are active participants in an employer sponsored retirement plan. You can still contribute to a traditional IRA even if your contributions are not deductible.

     Distributions. In general, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.

     The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

  Roth IRAs

     Annual contribution limit. A Roth IRA is a type of non-deductible IRA. In general, you may make purchase payments of up to the IRA annual limit ($3,000 per year for tax years beginning in 2002, 2003 and 2004; $4,000 per year for tax years beginning in 2005, 2006 and 2007, and $5,000 for the tax year beginning in
2008). After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

     The IRA annual limit for contributions to a Roth IRA phases out (i.e., is reduced) for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $10,000.

     Catch-Up Contributions. A Roth IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

     Spousal IRA. You may also purchase a Roth IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation), subject to the phase-out rules discussed above.

     Distributions. If you hold your Roth IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract:

..  after you reach age 59 1/2,

..  on your death or disability, or

.. to qualified first-time home buyers (not to exceed a lifetime limitation of $10,000) as specified in the Code.

     The Code treats payments you receive from Roth IRAs that do not qualify for the above tax free treatment first as a tax-free return of the contributions you made. However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax (unless certain exceptions apply as specified in Code section 72(t).

     Conversion to a Roth IRA. You can convert a traditional IRA to a Roth IRA, unless

..  you have adjusted gross income over $100,000, or

..  you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted amounts.

     You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

  SIMPLE IRA plans

     In general, a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. As an eligible employee of the business, you may make pre-tax contributions to the SIMPLE IRA plan. You may specify the percentage of compensation that you want to contribute under a qualified salary reduction arrangement, provided the amount does not exceed the SIMPLE IRA annual contribution limit. The SIMPLE IRA annual limit is $7,000 for tax years beginning in 2002, $8,000 for 2003, $9,000 for 2004, and $10,000 for 2005. After
that, the annual limit is indexed for inflation in $500 increments as provided in the Code. Your employer must elect to make a matching contribution of up to 3% of your compensation or a non-elective contribution equal to 2% of your compensation.

     Catch-Up Contributions. A SIMPLE IRA holder age 50 or older may increase contributions of compensation by an amount up to $500 for tax years beginning in 2002, $1,000 for 2003, $1,500 for 2004, $2,000 for 2005 and $2,500 for 2006.
After that, for tax years beginning in 2007, the SIMPLE IRA catch-up contribution limit is indexed annually for inflation in $500 increments as provided in the Code.

     Distributions. The requirements for minimum distributions from a SIMPLE IRA retirement plan, and rules on taxation of distributions from a SIMPLE retirement plan, are generally the same as those discussed above for distributions from a traditional IRA.

  Simplified Employee Pension plans (SEPs)

     SEPs are employer sponsored plans that may accept an expanded rate of contributions from one or more employers. Employer contributions are flexible, subject to certain limits under the Code, and are made entirely by the business owner directly to a SEP-IRA owned by the employee. Contributions are tax-deductible by the business owner and are not includable in income by employees until withdrawn. The maximum deductible amount that may be contributed to a SEP is 25% of compensation, up to the SEP compensation limit specified in the Code for the year ($200,000 for the year 2002) with a cap of $40,000.

     Distributions. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

  Section 403(b) plans

     Under these tax-sheltered annuity arrangements, public school systems and certain tax-exempt organizations can make premium payments into "403(b) contracts" owned by their employees that are not taxable currently to the employee.

     Annual Contribution Limit. In general, the amount of the non-taxable contributions made for a 403(b) contract each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit" (see "Elective Deferral Limits," below). The annual contribution limit is subject to certain other limits described in
Section 415 of the Code and the regulations thereunder. Special rules apply for certain organizations that permit participants to increase their elective deferrals.

     Catch-Up Contributions. A Section 403(b) plan participant age 50 or older may increase contributions to a 403(b) plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)

     Distributions. When we make payments from a 403(b) contract on surrender of the contract, partial withdrawal, death of the annuitant, or commencement of an annuity option, the payee ordinarily must treat the entire payment as ordinary taxable income. Moreover, the Code prohibits distributions from a 403(b) contract before the employee reaches age 59 1/2, except:

..  on the employee's separation from service, death, or disability,

.. with respect to distributions of assets held under a 403(b) contract as of December 31, 1988, and

..  transfers and exchanges to other products that qualify under Section
   403(b).

     Minimum distributions under a 403(b) contract must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

  Pension and profit sharing plans qualified under Section 401(a)

     In general, an employer may deduct from its taxable income premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "owner-employee."

     Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.

     The non-taxable portion of each annuity payment is determined, under the Code, according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. Favorable procedures may also be available to taxpayers who had attained age 50 prior to January 1, 1986.

     Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee (except an employee who is a "5-percent owner" as defined in Code section 416) reaches age 70 1/2 or, if later, retires.

  "Top-heavy" plans

     Certain plans may fall within the definition of "top-heavy plans" under
Section 416 of the Code. This can happen if the plan holds a significant amount of its assets for the benefit of "key employees" (as defined in the Code). You should consider whether your plan meets the definition. If so, you should take care to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

     Section 457 deferred compensation plans

     Under the provisions of Section 457 of the Code, you can exclude a portion of your compensation from gross income if you participate in a deferred compensation plan maintained by:

..  a state,

..  a political subdivision of a state,

.. an agency or instrumentality or a state or political subdivision of a state, or

..  a tax-exempt organization.

     As a "participant" in such a deferred compensation plan, any amounts you exclude (and any income on such amounts) will be includible in gross income only for the taxable year in which such amounts are paid or otherwise made available to the annuitant or other payee.

     The deferred compensation plan must satisfy several conditions, including the following:

.. the plan must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency), and

.. all compensation deferred under the plan shall remain solely the employer's property and may be subject to the claims of its creditors.

     Annual contribution limit. The amount of the non-taxable contributions made for a Section 457 plan each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit," and is subject to certain other limits described in Section 402(g) of the Code. (See "Elective Deferral Limits," below.)

     Catch-Up Contributions. A 457 plan participant age 50 or older may increase contributions to a 457 plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)

     Distributions. When we make payments under your contract in the form of an annuity, or in a single sum such as on surrender, withdrawal or death of the annuitant, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

  Elective Deferral Limits

     A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" may elect annually to defer current compensation so that it can be contributed to the applicable plan or plans. The annual elective deferral limit is $11,000 for tax years beginning in 2002, $12,000 for 2003, $13,000 for 2004, $14,000 for 2005 and $15,000 for 2006. After
that, for the tax years beginning in 2007, 2008 and 2009, the annual elective deferral limit is indexed for inflation in $500 increments as provided in the Code.

  Elective Catch-up Limits

     A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" who is age 50 or older may increase contributions by an amount up to $1,000 for tax years beginning in 2002, $2,000 for 2003, $3,000 for 2004, $4,000 for 2005 and $5,000 for 2006. After that, for the tax years beginning in 2007, the elective catch-up contribution limit is indexed for inflation in $500 increments as provided in the Code.

  Withholding on rollover distributions

     The tax law requires us to withhold 20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

  Puerto Rico annuity contracts purchased to fund a tax-qualified plan

     The provisions of the tax laws of Puerto Rico vary significantly from those under the Internal Revenue Code of the United States with respect to the various "tax qualified" plans described above. Although we may offer variable annuity contracts in Puerto Rico in connection with "tax qualified" plans, the text of the prospectus under the subsection "Contracts purchased for a tax qualified plan" is inapplicable in Puerto Rico and should be disregarded.

See your own tax adviser

     The above description of Federal income tax consequences to owners of and payees under contracts, and of the different kinds of tax qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing tax qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should consult a qualified tax adviser.

PERFORMANCE INFORMATION

     We may advertise performance information about hypothetical annuity payments for some or all of the investment options. We refer to this information as "Account level" performance. In our Account level advertisements, we usually calculate performance information for 1, 3, 5, and 10 year periods or since the date the applicable fund (or its predecessor) was first used in the Account as an investment option.

     Performance information at the Account level may include the percentage change between

.. the value of a hypothetical variable annuity payment for an investment option at the beginning of the relevant period, and

.. the value of a hypothetical variable annuity payment for an investment option at the end of the relevant period.

     Both calculations are based on the same premium, annuity payment option, frequency of payment and age and sex of the annuitant (and Contingent Annuitant, if applicable) on the contract's date of issue.

     At the Account level, performance information reflects adjustments for the mortality and expense risk charges. The performance information does not, however, reflect any premium tax charges.

     Performance information at the Account level will be lower than that total return at the Series Fund level where comparable charges are not deducted. See more regarding the John Hancock Variable Series Trust I (the "Series Fund") on page 2.

     We may also advertise illustrative periodic annuity payments that would have resulted under a hypothetical contract described in this prospectus. These illustrations assume that the contracts were offered at the commencement of the period shown, and the values and annuity payments had been based exclusively upon the investment experience of the specified investment option, assuming investment by each investment option in the corresponding fund of the Series Fund and its predecessors during the periods shown.

REPORTS

  At least annually, we will send you a report giving you the financial statements of the Series Fund. In addition, each time we make an annuity payment we will provide you with information on the number and value of the annuity units in each investment option used for that payment.

VOTING PRIVILEGES

  At meetings of the Series Fund's shareholders, we will generally vote all of the shares of each fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding investment option.

CERTAIN CHANGES

Changes to the Account

  We reserve the right, subject to applicable law, including any required shareholder approval,

.. to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

.. to add or delete variable investment options, funds, or other series funds,

.. to change the underlying investment vehicles,

.. to operate the Account in any form permitted by law, and

.. to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

  Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

Variations in charges or rates for eligible classes

  We may allow a reduction in or the elimination of any contract charges. The affected contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the contracts.

  The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

.. the size of the initial premium payment,

.. the size of the group or class,

.. the total amount of premium payments expected to be received from the group or class and the manner in which the premium payments are remitted,

.. the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

.. the purpose for which the contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced, or

.. the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

  We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or rates will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

DISTRIBUTION OF CONTRACTS

  Signator Investors, Inc. ("Signator"), formerly John Hancock Distributors, Inc., acts as principal distributor of the contracts sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Its address is 197 Clarendon Street, Boston, Massachusetts 02116. Signator is a subsidiary of John Hancock.

  You can purchase this contract only through Signator's registered representatives or through representatives who are designated by John Hancock Life Insurance Company to sell this contract and who are authorized by applicable law to sell variable annuity products. We do not expect commissions or other direct compensation be paid to Signator sales representatives for the sale of this contract. We offer these contracts on a continuous basis, but neither John Hancock or Signator is obligated to sell any particular amount of contracts.

  Signator representatives may receive additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of contracts issued by us. From time to time, Signator, at its expense, may also provide significant additional amounts to broker dealers or other financial services firms which sell or arrange for the sale of the contracts. Such compensation may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may be motivated to sell our contracts instead of contracts issued by other insurance companies.

EXPERTS

  Ernst & Young LLP, independent auditors, have audited the consolidated financial statements and schedules of John Hancock Life Insurance Company at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of the Account at December 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. These financial statements are included in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

REGISTRATION STATEMENT

  This prospectus omits certain information contained in the registration statement that we filed with the SEC. You can get more details from the SEC upon payment of prescribed fees or through the SEC's internet web site (www.sec.gov).

  Among other things, the registration statement contains a "Statement of Additional Information" that we will send you without charge upon request. The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:

                                                     page of SAI
                ------------------------------------------------
                Distribution . . . . . . . . . . . . . . . . . 2
                Calculation of Performance Data. . . . . . . . 2
                Other Performance Information. . . . . . . . . 3
                Calculation of Annuity Payments. . . . . . . . 4
                Additional Information About Determining Unit
                Values . . . . . . . . . . . . . . . . . . . . 5
                Purchases and Redemptions of Fund Shares . . . 6
                The Account. . . . . . . . . . . . . . . . . . 6
                Delay of Certain Payments  . . . . . . . . . . 7
                Liability for Telephone Transfers. . . . . . . 7
                Voting Privileges. . . . . . . . . . . . . . . 7
                Financial Statements . . . . . . . . . . . . . 9
                ------------------------------------------------

                 APPENDIX - ILLUSTRATIVE ANNUITY PAYMENT TABLES

  The following tables present illustrative periodic annuity payments that would have resulted under a contract described in this prospectus. The tables assume that the contracts were offered at the beginning of the first year shown, and the values and annuity payments had been based exclusively upon the investment experience of the specified investment option, assuming investment by each investment option in the corresponding fund of the Series Fund and its predecessors during the periods shown. We have not illustrated the other investment options because of the limited time that they have been available. The contracts described in this prospectus were first offered on the date of this prospectus.

  For the year ended December 31, 1986, we have calculated the values based upon the actual investment results of two corresponding variable life insurance managed separate accounts which were the predecessors to the Growth & Income and Active Bond funds, as if these funds had been in existence prior to March 28, 1986, the date of its reorganization.

  In the tables, we assume

   . your first annuity payment from an investment option, for January of the first year shown for that investment option, was $100,

   . charges have been assessed at annual rate of 0.85% for mortality and expense risks and administrative services, and

   . actual investment management fees and other fund expenses for the periods illustrated have also been assessed.

  Absent expense reimbursements by John Hancock to certain of the funds for some periods, the values illustrated would have been lower.

WHAT THE TABLES ILLUSTRATE

  Subject to the foregoing, each table indicates, at annual intervals, illustrative monthly variable annuity payments we would make under a contract for each investment option to an annuitant or other payee, assuming that an initial annuity payment of $100 was made in January of the first year indicated for the investment option. The form of annuity illustrated is a life annuity with payments guaranteed for 10 years. Because payments under this form are guaranteed for 10 years, it is assumed that the annuitant is living at the end of the 10 year period, and for each year shown after that. The table shows illustrative periodic annuity payments for an assumed interest rate ("AIR") of 3.5%, as well as an AIR of 5.0%. The 5.0% AIR is not available in all states.

  The tables do not show the amount of premium that an investor would need to pay to purchase the variable annuity payments shown. This will vary by a number of factors, such as the form of annuity, the age and sex of the annuitant(s), the value of an annuity unit on the date a contract is issued and the AIR you elect. If you elect an AIR of 5.0%, your initial annuity payment will be higher for the same amount of premium than if you elect an AIR of 3.5%, but subsequent payments eventually may be lower. See the section entitled "Annuity Purchase Rates" in the Basic Information section of this prospectus for additional information.

  The results shown should not be considered a representation of the future. A program of the type illustrated in the tables does not assure a profit or protect against depreciation in declining markets.

  You should contact your John Hancock representative, or the John Hancock Annuity Servicing Office, for information about the assumed interest rates that are available for you to select.

                                  EQUITY INDEX

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1996

                                              MONTHLY       MONTHLY
                                              PAYMENT       PAYMENT
MONTH                                       AIR OF 3.5%   AIR OF 5.0%
-----                                       -----------   -----------
December 1996. . . . . . . . . . . . .       $110.46       $109.54
December 1997. . . . . . . . . . . . .        138.38        135.30
December 1998. . . . . . . . . . . . .        170.80        164.65
December 1999. . . . . . . . . . . . .        197.19        187.42
December 2000. . . . . . . . . . . . .        180.90        169.46
December 2001. . . . . . . . . . . . .        152.59        140.87
December 2002. . . . . . . . . . . . .        112.11        101.96
December 2003. . . . . . . . . . . . .        137.81        123.58

  The amounts shown are based on the investment performance of the Equity Index fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                 LARGE CAP VALUE

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1996


                                             MONTHLY       MONTHLY
                                             PAYMENT       PAYMENT
MONTH                                      AIR OF 3.5%   AIR OF 5.0%
-----                                      -----------   -----------
December 1996. . . . . . . . . . . . .       $109.96       $109.05
December 1997. . . . . . . . . . . . .        133.64        130.67
December 1998. . . . . . . . . . . . .        139.69        134.64
December 1999. . . . . . . . . . . . .        137.79        130.90
December 2000. . . . . . . . . . . . .        157.28        147.31
December 2001. . . . . . . . . . . . .        151.89        140.22
December 2002. . . . . . . . . . . . .        124.94        113.65
December 2003. . . . . . . . . . . . .        150.26        134.76

  The amounts shown are based on the investment performance of the Large Cap Value fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                LARGE CAP GROWTH

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January 1986

                                             MONTHLY       MONTHLY
                                             PAYMENT       PAYMENT
MONTH                                      AIR OF 3.5%   AIR OF 5.0%
-----                                      -----------   -----------
December 1986 ...........................    $ 98.14       $ 97.06
December 1987 ...........................     100.50         97.98
December 1988 ...........................     110.70        106.40
December 1989 ...........................     136.57        129.41
December 1990 ...........................     140.11        130.88
December 1991 ...........................     164.75        151.73
December 1992 ...........................     178.96        162.46
December 1993 ...........................     196.08        175.47
December 1994 ...........................     184.75        162.96
December 1995 ...........................     232.24        201.98
December 1996 ...........................     266.74        228.67
December 1997 ...........................     329.34        278.36
December 1998 ...........................     441.04        367.57
December 1999 ...........................     525.58        431.86
December 2000 ...........................     489.64        396.54
December 2001 ...........................     383.65        306.16
December 2002 ...........................     262.02        205.99
December 2003 ...........................     314.35        243.65

  The amounts shown above are based on the investment performance of the Large Cap Growth fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

                                EARNINGS GROWTH

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1996

                                             MONTHLY       MONTHLY
                                             PAYMENT       PAYMENT
MONTH                                      AIR OF 3.5%   AIR OF 5.0%
-----                                      -----------   -----------
December 1996 ...........................    $ 96.94       $ 96.12
December 1997 ...........................     108.65        106.20
December 1998 ...........................     140.57        135.48
December 1999 ...........................     303.26        288.36
December 2000 ...........................     224.39        210.22
December 2001 ...........................     133.90        123.56
December 2002 ...........................      85.11         77.36
December 2003 ...........................     102.18         91.58


  The amounts shown are based on the investment performance of the Earnings Growth fund (formerly, "Multi Cap Growth"). All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                 GROWTH & INCOME

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January 1986

                                             MONTHLY       MONTHLY
                                             PAYMENT       PAYMENT
MONTH                                      AIR OF 3.5%   AIR OF 5.0%
-----                                      -----------   -----------
December 1986 ...........................    $100.17       $ 99.08
December 1987 ...........................      99.57         97.07
December 1988 ...........................     112.42        108.05
December 1989 ...........................     135.26        128.18
December 1990 ...........................     135.21        126.30
December 1991 ...........................     159.73        147.10
December 1992 ...........................     171.91        156.05
December 1993 ...........................     187.21        167.52
December 1994 ...........................     177.30        156.38
December 1995 ...........................     227.32        197.69
December 1996 ...........................     266.30        228.29
December 1997 ...........................     325.02        274.71
December 1998 ...........................     407.06        339.22
December 1999 ...........................     452.02        371.35
December 2000 ...........................     451.74        365.82
December 2001 ...........................     363.71        290.24
December 2002 ...........................     268.38        211.00
December 2003 ...........................     319.11        247.35

  The amounts shown are based on the investment performance of the Growth & Income fund, and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                FUNDAMENTAL VALUE

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1999

                                             MONTHLY       MONTHLY
                                             PAYMENT       PAYMENT
MONTH                                      AIR OF 3.5%   AIR OF 5.0%
-----                                      -----------   -----------
December 1999 ...........................    $102.60       $102.11
December 2000 ...........................     114.16        112.00
December 2001 ...........................     101.90         98.54
December 2002 ...........................      79.82         76.05
December 2003 ...........................      98.35         92.39


  The amounts shown are based on the investment performance of the Fundamental Value fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                 MID CAP VALUE B

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1998

                                             MONTHLY       MONTHLY
                                             PAYMENT       PAYMENT
MONTH                                      AIR OF 3.5%   AIR OF 5.0%
-----                                      -----------   -----------
December 1998 ...........................    $ 89.72       $ 88.94
December 1999 ...........................     105.13        102.75
December 2000 ...........................     112.89        108.77
December 2001 ...........................     107.74        102.32
December 2002 ...........................      86.32         80.77
December 2003 ...........................     122.25        112.80

  The amounts shown are based on the investment performance of the Mid Cap Value B fund (formerly the Small/Mid Cap Core fund). All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                 MID CAP GROWTH

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January 1994

                                             MONTHLY       MONTHLY
                                             PAYMENT       PAYMENT
MONTH                                      AIR OF 3.5%   AIR OF 5.0%
-----                                      -----------   -----------
December 1994 ...........................       $ 96.43       $ 95.61
December 1995 ...........................        125.41        122.60
December 1996 ...........................        159.13        153.37
December 1997 ...........................        156.85        149.00
December 1998 ...........................        155.30        145.42
December 1999 ...........................        159.86        147.55
December 2000 ...........................        189.63        172.57
December 2001 ...........................        186.10        166.92
December 2002 ...........................        138.05        121.99
December 2003 ...........................        196.83        171.53

  The amounts shown are based on the investment performance of the Mid Cap Growth fund (formerly the Small/Mid Cap Growth fund). All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

                           SMALL CAP EMERGING GROWTH

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1996


                           MONTHLY       MONTHLY
                           PAYMENT       PAYMENT
MONTH                    AIR OF 3.5%   AIR OF 5.0%
-----                    -----------  -------------
December 1996 ..........   $104.68       $103.81
December 1997 ..........    125.77        122.96
December 1998 ..........    111.49        107.43
December 1999 ..........    104.31         99.06
December 2000 ..........     99.87         93.48
December 2001 ..........     91.50         84.41
December 2002 ..........     61.87         56.23
December 2003 ..........     89.60         80.29









     The amounts shown are based on the investment performance of the Small Cap Emerging Growth (formerly, "Small Cap Equity"). All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                           INTERNATIONAL EQUITY INDEX

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January 1988


                           MONTHLY       MONTHLY
                           PAYMENT       PAYMENT
MONTH                    AIR OF 3.5%   AIR OF 5.0%
-----                    -----------  -------------
December 1988 ..........   $102.23       $101.36
December 1989 ..........    111.93        109.41
December 1990 ..........     98.68         95.07
December 1991 ..........    113.73        108.02
December 1992 ..........    109.63        102.62
December 1993 ..........    138.95        128.24
December 1994 ..........    125.27        113.95
December 1995 ..........    129.60        116.20
December 1996 ..........    135.36        119.63
December 1997 ..........    123.43        107.51
December 1998 ..........    142.23        122.13
December 1999 ..........    179.19        151.71
December 2000 ..........    146.46        122.20
December 2001 ..........    112.09         92.16
December 2002 ..........     91.13         73.82
December 2003 ..........    123.86         98.94


     The amounts shown above are based on the investment performance of the International Equity Index fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

                               OVERSEAS EQUITY B

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1996


                           MONTHLY       MONTHLY
                           PAYMENT       PAYMENT
MONTH                    AIR OF 3.5%   AIR OF 5.0%
-----                    -----------  -------------
December 1996 ..........   $103.69       $102.82
December 1997 ..........    102.36        100.05
December 1998 ..........    112.74        108.63
December 1999 ..........    145.02        137.78
December 2000 ..........    122.50        114.70
December 2001 ..........     93.16         85.95
December 2002 ..........     72.85         66.22
December 2003 ..........     92.48         82.90











     The amounts shown are based on the investment performance of the Overseas Equity B fund (formerly the International Opportunities fund), and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                               REAL ESTATE EQUITY

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity payment of $100 in January, 1988


                           MONTHLY       MONTHLY
                           PAYMENT       PAYMENT
MONTH                    AIR OF 3.5%   AIR OF 5.0%
-----                    -----------  -------------
December 1988 ..........   $101.82       $100.96
December 1989 ..........    104.35        102.00
December 1990 ..........     78.81         75.91
December 1991 ..........     98.54         93.57
December 1992 ..........    110.03        102.99
December 1993 ..........    124.59        114.97
December 1994 ..........    122.47        111.40
December 1995 ..........    133.16        119.41
December 1996 ..........    169.34        149.70
December 1997 ..........    192.26        167.55
December 1998 ..........    151.08        129.74
December 1999 ..........    143.49        121.46
December 2000 ..........    191.80        160.09
December 2001 ..........    190.23        156.50
December 2002 ..........    183.95        149.15
December 2003 ..........    243.17        194.41

     The amounts shown above are based on the investment performance of the Real Estate Equity fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

                                    MANAGED

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1986


                           MONTHLY       MONTHLY
                           PAYMENT       PAYMENT
MONTH                    AIR OF 3.5%   AIR OF 5.0%
-----                    -----------  -------------
December 1986 ..........   $103.40       $102.28
December 1987 ..........    106.94        104.27
December 1988 ..........    114.49        110.05
December 1989 ..........    130.57        123.73
December 1990 ..........    130.11        121.53
December 1991 ..........    150.12        138.25
December 1992 ..........    157.87        143.30
December 1993 ..........    169.55        151.71
December 1994 ..........    158.05        139.39
December 1995 ..........    191.75        166.74
December 1996 ..........    206.11        176.66
December 1997 ..........    231.40        195.52
December 1998 ..........    267.54        222.86
December 1999 ..........    279.55        229.56
December 2000 ..........    290.98        235.54
December 2001 ..........    270.64        215.93
December 2002 ..........    223.96        176.07
December 2003 ..........    254.89        197.56

     The amounts shown above are based on the investment performance of the Managed fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

                                SHORT-TERM BOND

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1994


                           MONTHLY       MONTHLY
                           PAYMENT       PAYMENT
MONTH                    AIR OF 3.5%   AIR OF 5.0%
-----                    -----------  -------------
December 1994 ..........   $ 97.88       $ 97.05
December 1995 ..........    104.41        102.05
December 1996 ..........    104.03        100.21
December 1997 ..........    105.63        100.30
December 1998 ..........    107.20        100.34
December 1999 ..........    105.84         97.65
December 2000 ..........    109.32         99.43
December 2001 ..........    113.07        101.37
December 2002 ..........    114.74        101.40
December 2003 ..........    112.91         98.35













     The amounts shown above are based on the investment performance of the Short-Term Bond fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

                                   BOND INDEX

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1998

                                           MONTHLY         MONTHLY
                                           PAYMENT         PAYMENT
MONTH                                    AIR OF 3.5%     AIR OF 5.0%
-----                                    -----------    -------------
December 1998. . . . . . . . . . . . .     $103.61         $102.73
December 1999. . . . . . . . . . . . .       96.97           94.77
December 2000. . . . . . . . . . . . .      103.55           99.77
December 2001. . . . . . . . . . . . .      106.45          101.10
December 2002. . . . . . . . . . . . .      112.81          105.61
December 2003. . . . . . . . . . . . .      111.73          103.10

     The amounts shown are based on the investment performance of the Bond Index fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                   ACTIVE BOND

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January 1986

                                           MONTHLY         MONTHLY
                                           PAYMENT         PAYMENT
MONTH                                    AIR OF 3.5%     AIR OF 5.0%
-----                                    -----------    -------------
December 1986. . . . . . . . . . . . .     $103.16         $102.05
December 1987. . . . . . . . . . . . .      101.30           98.77
December 1988. . . . . . . . . . . . .      105.16          101.07
December 1989. . . . . . . . . . . . .      113.32          107.37
December 1990. . . . . . . . . . . . .      116.63          108.93
December 1991. . . . . . . . . . . . .      129.85          119.56
December 1992. . . . . . . . . . . . .      134.50          122.07
December 1993. . . . . . . . . . . . .      143.47          128.35
December 1994. . . . . . . . . . . . .      133.59          117.80
December 1995. . . . . . . . . . . . .      152.33          132.43
December 1996. . . . . . . . . . . . .      153.00          131.09
December 1997. . . . . . . . . . . . .      160.29          135.38
December 1998. . . . . . . . . . . . .      166.58          138.69
December 1999. . . . . . . . . . . . .      158.50          130.07
December 2000. . . . . . . . . . . . .      167.21          135.27
December 2001. . . . . . . . . . . . .      171.60          136.84
December 2002. . . . . . . . . . . . .      177.26          139.33
December 2003. . . . . . . . . . . . .      180.47          139.83

     The amounts shown above are based on the investment performance of the Active Bond fund and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                 HIGH YIELD BOND

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1998

                                           MONTHLY         MONTHLY
                                           PAYMENT         PAYMENT
MONTH                                    AIR OF 3.5%     AIR OF 5.0%
-----                                    -----------    -------------
December 1998. . . . . . . . . . . . .     $94.76          $93.94
December 1999. . . . . . . . . . . . .      95.47           93.30
December 2000. . . . . . . . . . . . .      81.32           78.33
December 2001. . . . . . . . . . . . .      79.60           75.57
December 2002. . . . . . . . . . . . .      72.94           68.25
December 2003. . . . . . . . . . . . .      81.43           75.11

     The amounts shown are based on the investment performance of the High Yield Bond fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                   GLOBAL BOND

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1996

                                           MONTHLY         MONTHLY
                                           PAYMENT         PAYMENT
MONTH                                    AIR OF 3.5%     AIR OF 5.0%
-----                                    -----------    -------------
December 1996. . . . . . . . . . . . .     $104.25         $103.38
December 1997. . . . . . . . . . . . .      108.43          105.99
December 1998. . . . . . . . . . . . .      113.55          109.42
December 1999. . . . . . . . . . . . .      106.52          101.16
December 2000. . . . . . . . . . . . .      113.13          105.92
December 2001. . . . . . . . . . . . .      107.21           98.93
December 2002. . . . . . . . . . . . .      122.73          111.65
December 2003. . . . . . . . . . . . .      135.91          121.88

     The amounts shown are based on the investment performance of the Global Bond fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                  MONEY MARKET

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1986.

                                           MONTHLY         MONTHLY
                                           PAYMENT         PAYMENT
MONTH                                    AIR OF 3.5%     AIR OF 5.0%
-----                                    -----------    -------------
December 1986                              101.41          100.31
December 1987                              103.60          101.02
December 1988                              106.79          102.64
December 1989                              111.84          105.97
December 1990                              116.03          108.37
December 1991                              117.85          108.50
December 1992                              117.01          106.17
December 1993                              115.53          103.33
December 1994                              115.13          101.51
December 1995 . . . . . . . . . . . .      116.69          101.41
December 1996 . . . . . . . . . . . .      117.76          100.87
December 1997 . . . . . . . . . . . .      118.98          100.46
December 1998 . . . . . . . . . . . .      120.20          100.04
December 1999 . . . . . . . . . . . .      120.99           99.25
December 2000 . . . . . . . . . . . .      123.18           99.61
December 2001 . . . . . . . . . . . .      122.72           97.82
December 2002 . . . . . . . . . . . .      119.29           93.71
December 2003 . . . . . . . . . . . .      115.36           89.33

     The amounts shown are based on the investment performance of the Money Market fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.